PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2014
PROPERTY AND EQUIPMENT
Schedule of components of property and equipment

	As of December 31,
	2013	2014
Machinery and equipment	$741	$741
Computers and office equipment	26	26
Furniture and fixtures	36	44
Leasehold improvements	606	606

Total property and equipment	1,409	1,417
Less: accumulated deprecation	(716)	(903)

Property and equipment, net	$693	$514